Deutsche Telekom
Telekom Multimedia Systemhaus

Deutsche Telekom AG, Telekom Multimedia Systemhaus
Postfach 1455, 57238 Netphen

IAT AG
Herr Dr. Vogt
Geschaftshaus Wasserschloss
CH-5300 Vogelsung-Turgi

Your reference:
Our reference:        TMS-SKI, AbtL MF2, Dieter Bruck-Neufeld
Date:                 23.06.97
Re:                   MIKS Termination of contract

Dear Dr. Vogt

We would like to inform you that we regard the development cooperation of MIKS as terminated.

As discussed by telephone, we offer you the remaining equipment (SWC boards, VGA boards, basic boards as well as 2 development PCs) at a total price of DM 56,000 plus VAT.

In case you accept this offer we propose settlement via your company in Bremen.

We herewith thank you for the committed and cooperative collaboration as well as for the trust you placed in us and wish you success in the continuation of your business.

Best regards,

signed                              signed
Dieter Bruck-Neufeld                Manfred Scheiter

Copy
TZ D, Mrs. Grun
TD 24